SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On February 28, 2024, we announced a cash dividend of $0.30 per share in respect of the fourth quarter of 2023, which is payable on or about March 25, 2024, to shareholders of record on March 13, 2024. Shareholders holding the Company's shares through Euronext VPS may receive this cash dividend later on or about March 27, 2024.
One of the four remaining Kamsarmax newbuildings was delivered in January 2024, and as a result we have drawn $20.0 million from the $85 million lease financing.

In February 2024, we signed a $360 million sustainability-linked credit facility to refinance a fleet of 20 vessels. The financing has a five-year tenor and has an age adjusted amortization profile of 20 years. The facility is priced with interest rate of SOFR plus a margin of 175 basis points per annum, and includes sustainability linked pricing element with an additional 5 basis points pricing adjustment, dependent on emission reduction performance.

One Panamax vessel was delivered to its new owner in February 2024.

In February 2024, we received credit approvals for a $180 million credit facility to refinance six Newcastlemax vessels. The financing has a five-year tenor and an interest rate of SOFR plus a margin of 160 basis points per annum, and has an age adjusted amortization profile of 20 years. The financing is subject to customary documentation and closing procedures.